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                     CLASS A, CLASS B AND CLASS C SHARES OF

                          AIM DEVELOPING MARKETS FUND

                         Supplement dated May 23, 2003
                     to the Prospectus dated March 3, 2003


The following replaces in its entirety the information appearing under the heading, "FUND MANAGEMENT - THE ADVISOR" on page 5 of the Prospectus:

         "A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

                  The advisor has acted as investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives."


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the Prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

         o Clas G. Olson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

         o Barrett K. Sides (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1990.

         o Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

         o Borge Endresen, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. Prior to 1999, he was a full time student.

                  They are assisted by the Asia Pacific and Europe/Canada Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com)."